SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 20, 2004

S1 Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-24931	58-2395199

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3500 Lenox Road, Suite 200, Atlanta, GA 30326

(Address of principal executive offices)

Registrant’s telephone number, including area code: 404-923-3500

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)) Rule 425, Rule 14a-12 and Instruction 2 to Rule 14d-2(b)(2)

Item 1.01 Entry into a Material Definitive Agreement.

     On October 20, 2004, S1 Corporation (the “Company”) entered into a Stock Purchase Agreement (the “Agreement”), with Davidge Data Systems Corp., a New York corporation and wholly-owned subsidiary of the Company (“Davidge”), and GL Consultants, Inc. (“GL”), pursuant to which GL will acquire Davidge. The Agreement contains customary representations and warranties, covenants and indemnification provisions. The closing, which is expected to occur in November 2004, is subject to customary closing conditions.

     A copy of the Agreement is attached as Exhibit 99 hereto.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

99 Stock Purchase Agreement, dated October 20, 2004.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

S1 CORPORATION
(Registrant)

/s/ Matthew Hale
Matthew Hale
Chief Financial Officer

Date: October 25, 2004

Exhibit Index

99	Stock Purchase Agreement, dated October 20, 2004.